REAL ESTATE SALE AGREEMENT

         THIS AGREEMENT made this 6th day of April, 2005, by and between:

                  STATELINE REALTY, L.L.C., a New Jersey Limited Liability Company, with principal place of business situate at 630 Memorial Parkway (Route 22), Phillipsburg, New Jersey 08865 (hereinafter referred to as "SELLER");

                                       AND

                  ELITE FLIGHT SOLUTIONS, INC. c/o Harris Siskind, Esq., Kirkpatrick & Lockhart Nicholson Graham LLP, 201 South Biscayne Blvd. Suite 2000, Miami, Florida (hereinafter referred to as "PURCHASER").

                              ---------------------
                              W I T N E S S E T H :
                              ---------------------

         WHEREAS, SELLER is the owner of certain land, buildings and improvements located at 630 Memorial Parkway (Route 22), Phillipsburg (Warren County), New Jersey, which is designated as Lot 7 in Block 1004 on the Tax Map of the Town of Phillipsburg (Warren County), New Jersey (the "Premises"), as the same is more particularly described and depicted on EXHIBIT "A", attached hereto and made a part hereof; and

         WHEREAS, SELLER desires to sell the Premises to PURCHASER, and PURCHASER desires to acquire and purchase same from SELLER; and

         WHEREAS, the parties desire to memorialize herein their understandings with respect to said transaction;

         NOW, THEREFORE, for and in consideration of the mutual promises, covenants and agreements stated in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, the parties hereto agree as follows:

         1.       CONVEYANCE.

                  (a) SELLER agrees to sell, transfer and convey all of its right, title and interest in and to the Premises to PURCHASER free and clear of all liens, security interests, mortgages and encumbrances, and PURCHASER agrees to purchase and acquire same from SELLER, upon the terms and conditions hereinafter set forth. Said conveyance shall be effected at closing by SELLER's execution and delivery to PURCHASER of the following documents:

                           i)  Bargain  and Sale Deed  (with  Covenants  Against
Grantors' Acts) ("Deed");

                           ii) Affidavit of Title;

                           iii) Such other  documents as reasonably  required by
PURCHASER's title company.

         (b) Upon closing of title, possession of the Premises shall be given to PURCHASER free and clear of all leaseholds, tenancies and occupancies.

         2. PURCHASE PRICE; PAYMENT.

                  (a) The purchase price for the Premises shall be the total sum of ONE MILLION SEVEN HUNDRED THOUSAND DOLLARS ($1,700,000.00) (subject to adjustments as herein provided), which shall be paid and satisfied as follows:

                           i) The deposit sum of ONE HUNDRED SEVENTY THOUSAND DOLLARS ($170,000.00) paid by PURCHASER concurrently herewith, receipt of which is hereby acknowledged and held in escrow by the law firm of ABOYOUN & HELLER, L.L.C., as agent for SELLER ("ESCROWEE"), until closing, or returned to PURCHASER in the event the contingencies hereinafter provided are not satisfied without the fault, neglect or omission(s) of PURCHASER, or this Agreement is terminated in accordance with its terms.

                           ii) The balance sum in certified or cashier's funds at closing.

                  (b) The deposit monies shall be held in an interest bearing account and the interest thereon shall accrue and be paid to the party ultimately entitled to the deposit - i.e., to the SELLER in the event closing occurs, or to PURCHASER in the event this Agreement is terminated in accordance with its terms.

         3. CONDITION OF PREMISES.

                  (a) SELLER makes no warranties or representations as to the condition, quality or value of the Premises, or any part thereof. PURCHASER shall accept the Premises "as is" without any warranty or representation, subject to PURCHASER's inspection rights under Section 6 below and except as may be provided for in this Agreement. Until closing of title hereunder, SELLER shall maintain the Premises in its existing condition, reasonable wear and tear excepted.

                  (b) There are no tenancies on the Premises, other than that of STATELINE FORD, INC. ("STATELINE"), which shall terminate concurrent with closing.

         4. REPRESENTATIONS AND WARRANTIES OF SELLER. SELLER represents to PURCHASER the following:

                  (a) Except as set forth on EXHIBIT "B", attached hereto and made a part hereof, SELLER is the owner of the Premises, free and clear of all liens, encumbrances and rights of others.

                  (b) SELLER has the full right and authority to execute this Agreement and consummate all of the transactions hereby contemplated.

                  (c) There are no actions, suits or proceedings pending, or, to the best of SELLER'S knowledge, threatened against SELLER affecting any portion of the Premises, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality.

                  (d) There are no attachments, executions, assignments for the benefit of creditors or voluntary or involuntary proceedings in bankruptcy pending, contemplated or, to the best of SELLER'S knowledge, threatened against SELLER.

                  (e) To the best of SELLER's knowledge, there are no existing or pending condemnations or sales in lieu thereof, contracts of sale, options to purchase or rights of first refusal with respect to the Premises, or any part thereof, other than the existing lease with STATELINE, nor have any such actions, suits, proceedings, claims or other such matters been, to the best of SELLER'S knowledge and belief, threatened or asserted.

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

                  (f) SELLER has received no notice and has no knowledge of any pending improvements, liens or special assessments to be made against the Premises by any governmental authority.

                  (g) SELLER represents that for as long as it has owned the Premises, the Premises have been used solely as an automobile dealership.

                  (h) SELLER is not a foreign person (as the term is defined in Section 1445 of the Internal Revenue Code as amended by the Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") and SELLER shall provide PURCHASER with an affidavit to that effect in compliance with FIRPTA at closing.

         5. MORTGAGE CONTINGENCY. It is expressly understood and agreed between the parties that this Agreement is expressly contingent upon (unless waived or modified by PURCHASER in writing) PURCHASER obtaining, within sixty (60) days next succeeding the date hereof, a written commitment for a first mortgage loan from an institutional lender ("Lender") in an amount reasonably acceptable to the BUYER, at the Lender's prevailing interest rate, conditions and terms, with respect to the Premises, but, in not event, shall the amount be less than One Million Seven Hundred and Fifty Thousand Dollars ($1,750,000). If and in the event that PURCHASER is unable to obtain said approval for financing within said sixty (60) day period, then PURCHASER shall notify SELLER of same in writing within said sixty (60) day period, and either party shall have the right to terminate this Agreement and the Related Agreements (as defined in Section 10 below) by notifying the other in writing; provided, however, that, in the event PURCHASER uses due diligence and exercises good faith in their efforts to satisfy the foregoing contingency, the PURCHASER shall have the right to request an extension of said contingency for an additional period not to exceed thirty
(30) days in the aggregate upon written notice to SELLER of same, together with documentation evidencing due diligence and good faith. In the event of such termination, the deposit monies paid hereunder and under the Related Agreements shall be returned to PURCHASER (together with the accrued interest), and there shall be no further liability between the parties, this Agreement and the Related Agreements being deemed null, void, and of no further force or effect. PURCHASER covenants and agrees to exercise due diligence and use good faith and its best, immediate and bona fide efforts to obtain said financing.

         7.       INSPECTIONS.

                  (a)(i) Environmental Audit. PURCHASER shall have a right to conduct whatever environmental investigations, inspections and/or audits ("Investigation") of the Premises to determine whether: (i) the Premises and its use are in compliance with, and/or not in violation of all environmental, health, and safety laws of each and every federal, state, county, municipal or other governmental entity ("applicable law"); (ii) any underground storage tanks, including whether any hydraulic lift systems (both above and below ground) located at the Premises have leaked; and (iii) there has occurred any spillage or contamination of any kind or nature at the Premises (collectively "Environmental Concerns"). The cost of the Investigation shall be borne solely by the PURCHASER. PURCHASER shall have sixty (60) days from the date hereof to conduct the Investigation. In the event the Investigation report(s) discloses material Environmental Concerns, then, within said (60) days from the date hereof, PURCHASER shall provide a copy of its report(s) to SELLER, and SELLER shall have seven (7) days from its receipt of said reports to notify PURCHASER of its intention to bring the Premises into compliance with applicable law, or otherwise cure and remediate the Environmental Concerns disclosed in the
Investigation report(s). In the event SELLER refuses or fails to notify PURCHASER in writing within seven (7) days of its receipt of said report(s) of its intention to bring the Premises and/or its use into compliance with applicable law, or otherwise cure and remediate the material Environmental Concerns disclosed in said report(s), then, within five (5) days of either PURCHASER's receipt of such refusal or the expiration of the time period that SELLER could have confirmed its intention to cure, PURCHASER shall elect to either terminate this Agreement or proceed to closing and assume all liability and responsibility for bringing the Premises into compliance with applicable law by notifying SELLER of same in writing. Notwithstanding anything herein contained to the contrary, in the event the cost required under the Investigation report(s) to remediate the material Environmental Concerns is TEN THOUSAND DOLLARS ($10,000.00) or less, then SELLER agrees to contribute, at closing, an amount that is equal to that cost to remediate the material

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Environmental  Concerns.  In the  event  the  cost  to  remediate  the  material
Environmental Concerns exceeds the sum of TEN THOUSAND DOLLARS ($10,000.00) and SELLER will not agree to contribute an amount greater than TEN THOUSAND DOLLARS ($10,000.00), then PURCHASER shall have the right to either terminate this Agreement and the Related Agreements, or assume all liability and responsibility for bringing the Premises into compliance with applicable law and proceed to closing by notifying SELLER of same, in writing, within seven (7) days of PURCHASER's receipt of SELLER's intention; provided, however, that in the event PURCHASER terminates the Agreement and the Related Agreements, then SELLER shall have the right, but without any obligation, to notify PURCHASER, in writing, within seven (7) days of its receipt of PURCHASER's notice of termination, of its intent to an contribute the amount to fully remediate the material Environmental Concerns. In such event, PURCHASER's termination notice shall be deemed rescinded and the parties shall proceed to closing. In that event, an amount mutually determined by the parties shall be placed in escrow with the ESCROWEE at closing in order to secure SELLER's obligation to remediate any outstanding Environmental Concerns subsequent to closing. Said escrow shall be held pursuant to an Environmental Escrow Agreement in form and substance reasonably acceptable to the parties and their respective legal counsel. In the event of termination, the ESCROWEE is authorized to release the deposit monies paid hereunder and under the Related Agreements to PURCHASER (together with any accrued interest thereon), and this Agreement and the Related Agreements shall be deemed null and void and without further force or effect. Except as otherwise provided herein, in no event shall SELLER be obligated to bring the Premises and/or its use into compliance with applicable law or otherwise remediate the material Environmental Concerns. PURCHASER agrees to indemnify, defend, and hold SELLER harmless from and against any loss, liability, damage or cost or expense resulting from any act or omission by PURCHASER and/or its agents, servants, contractors, employees, or invitees on the Premises, which any of such parties may have caused, with respect to any environmental inspection or audit as herein provided. A material Environmental Concern shall include an in-ground lift (hydraulic or otherwise) that has leaked.

                  (b) Physical. PURCHASER shall have thirty (30) days from the date hereof in which to conduct any and all reasonable physical and structural inspections of the Premises, provided, however, that PURCHASER shall not disrupt the business conducted thereat or the tenancies situate thereat. If the inspections reveal any material unsatisfactory physical or structural conditions, PURCHASER shall so notify SELLER within said thirty (30) day period and provide a copy of its report(s) to SELLER, and SELLER shall have seven (7) days from its receipt of said notice to confirm its intention to cure said condition(s) prior to closing. In the event SELLER refuses or fails to notify PURCHASER in writing within seven (7) days of its receipt of said report(s) of its intention to cure said conditions then, within five (5) days of either PURCHASER's receipt of such refusal or the expiration of the time period that SELLER could have confirmed its intention to cure, PURCHASER shall elect to either terminate this Agreement or proceed to closing and assume all liability and responsibility for curing said condition(s), by notifying SELLER of same in writing. In such event of termination, the ESCROWEE shall promptly return the deposit monies paid hereunder and under the Related Agreements (together with accrued interest thereon) to PURCHASER, and this Agreement and the Related Agreements shall be deemed null, void, and of no further effect. PURCHASER agrees to indemnify, defend, and hold SELLER harmless from and against any loss, liability, damage or cost or expense resulting from any act or omission by PURCHASER and/or its agents, servants, contractors, employees, or invitees on the Premises, which any of such parties may have caused, with respect to said physical inspection, as herein provided.

         8.       TITLE.

                  (a) State of Title. Title to the Premises shall be marketable, subject only to utility easements, covenants, and restrictions of record, none of which are presently violated or prohibit the utilization of the Premises for its present use, nor do the same render title unmarketable. Marketable title is defined as title which shall be insurable with the above and all standard exceptions at regular rates by a title insurance company which is authorized to transact business in the State of New Jersey. Within fifteen (15) days after the date of this Agreement, SELLER will, at its sole expense (unless otherwise

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

noted), deliver or cause to be delivered to PURCHASER, any of the following, to the extent in SELLER's possession, (i) title insurance policies, commitments or preliminary title reports; and (ii) surveys.

                  (b) Objections to Title. If, upon examination of title, PURCHASER finds any objections or defects which will prevent SELLER from conveying title as required in Section 8(a) above, PURCHASER shall give notice in writing to SELLER within thirty (30) days of the date of this Agreement. The notice shall describe each objection and each defect and shall be accompanied by the full title search and all supporting documents. SELLER shall remove all objections and all defects within thirty (30) days from receipt of the notice thereof from PURCHASER. In the event that SELLER fails or is unable to remove all objections and all defects within the said thirty (30) day period, and if PURCHASER is unwilling to waive, in writing, each unremoved objection and each unremoved defect, or extend the period of time for SELLER to remove same, then and in such event this Agreement shall, at the election of either party, be null and void, provided, however, that SELLER shall have the right to extend said thirty (30) day period for a reasonable period(s) of time not to exceed forty-five (45) days in the aggregate. In such event of termination, at termination, the ESCROWEE shall promptly return the deposit monies paid hereunder (together with accrued interest thereto) to PURCHASER, and this Agreement and the Related Agreements shall be deemed null, void, and of no further effect.

                  (c) Assessments. If at the time prior to the delivery of the Deed, the Premises, in whole or in part, shall be or shall have been affected by an assessment or assessments which are or may become payable in annual installments, of which the first installment is then due or has been paid, then, for the purposes of this Agreement, all unpaid installments of each assessment shall be paid and discharged by SELLER at or before closing of title. Unconfirmed improvements or assessments, if any, shall be paid, or shall be allowed by the SELLER on account of the purchase price if the improvement or work has been completed on or before the date of this Agreement.

         9. ADJUSTMENTS. At closing, all real estate taxes, assessments, water, sewer, utilities, and all other customary adjustments shall be adjusted and/or apportioned. In addition, SELLER shall allow PURCHASER a credit against the purchase price for the full amount of the realty transfer fee, which PURCHASER shall pay on behalf of SELLER when the Deed is recorded.

         10. SELLER'S OBLIGATIONS AT CLOSING. At closing, SELLER shall:

                  (a) Convey to PURCHASER marketable and insurable titled to the Premises by Bargain and Sale Deed with covenants against Grantor's Acts.

                  (b) Deliver to PURCHASER actual and exclusive possession of the Premises.

                  (c) Execute an affidavit of title in such forms as may be reasonably required by the Title Company.

                  (d) The FIRPTA Affidavit as set forth in Section 4(h) above.

         11. RISK OF LOSS. The risk of loss and/or damage to the Premises, and the subject matter of this Agreement by casualty and liability for personal injury, property and leasehold improvement damage shall be borne by SELLER until closing of title. In the event of casualty damage, SELLER shall notify PURCHASER within five (5) days of same. PURCHASER shall be excused from proceeding with closing on account of any casualty loss and PURCHASER shall have the right to terminate this Agreement with no penalty. SELLER shall maintain its insurance coverage in full force and effect insuring the Premises and the subject matter of this Agreement until the date of closing.

         12. CONDEMNATION. SELLER represents that it has neither knowledge nor notice of any condemnation or eminent domain proceeding, either existing or contemplated, against the Premises. If, prior to closing, SELLER learns or receives notice of any condemnation proceeding, or if a Declaration of Taking is filed, or if any other action is filed in furtherance of a condemnation or eminent domain proceeding, then and in such event, PURCHASER shall either (a) accept an assignment of the condemnation rights and proceeds and shall close

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title without a reduction of the purchase price; or (b) terminate this Agreement and the Related Agreements, and receive a return of the deposit monies paid hereunder and thereunder (together with accrued interest), whereupon this Agreement and the Related Agreements shall be null, void, and of no further effect.

         13. CLOSING. Closing of title shall take place at the law offices of ABOYOUN & HELLER, L.L.C., 695 Route 46 West, Suite 401, Fairfield, New Jersey, simultaneously with closing pursuant to the Related Agreements (as defined in Section 18 below), provided, however, that all of the contingencies as set forth in this Agreement and the Related Agreements shall be satisfied. It is understood and agreed that the parties intend that this Agreement and the Related Agreements be fully and simultaneously consummated, and that in the absence of a contemplation by each party to each Agreement that same would be consummated simultaneously, neither this Agreement nor the Related Agreements would be executed.

         14. NO BROKER. Each party warrants and represents to the other that no agent or broker has been involved in this transaction or shown the PURCHASER the subject Premises or called the subject Premises to the PURCHASER's attention. Each party hereby indemnifies and holds harmless the other against any liability which the other is obligated to discharge or defend against any agent or real estate and/or business broker, whether or not licensed, wholly or partly because of the indemnifying party's relations with such agent or broker, together with all reasonable legal expenses and costs of the other necessitated in connection therewith.

         15. INDEPENDENT COUNSEL. This Agreement has been prepared by the Law Offices ABOYOUN & HELLER, L.L.C. ("ABOYOUN"), at the request of SELLER. PURCHASER is expressly advised to obtain independent counsel and advice with respect to the subject matter of this Agreement, and has been afforded an ample period of time so to do. In this regard, PURCHASER represents that they have retained the services of KIRKPATRICK & LOCKHART NICHOLSON GRAHAM LLP in connection herewith. PURCHASER further confirms that it has not relied, directly or indirectly, upon any communication, advice, or consultation with ABOYOUN but, in fact, has relied solely and exclusively upon its independent judgment and upon the advice of the independent counsel employed by it.

         16. ASSIGNMENT. This Agreement may not be assigned by PURCHASER, except to an entity formed by PURCHASER for the purpose of consummating this Agreement and in which PURCHASER holds an equity interest of not less than sixty-six and two-thirds (66 2/3%) percent. In the event of such assignment, the PURCHASER shall be relieved of personal liability hereunder.

         17. NOTICES. Any notice, communication, request, reply or advice or other notice pertaining to this Agreement to be given, made or accepted by either party to the other must be in writing and shall be given or be served only by dispatching the same by Federal Express (or any other established overnight courier delivery service) and such notice so dispatched shall become effective on the date of receipt, or by United States Certified Mail and addressed to the party to be notified, with return receipt requested, and receipted by the postal authority, and such notice so dispatched shall be effective five (5) days after the date it is dispatched. For purposes thereof, the addresses of the parties hereto are as follows:

                  If to SELLER:      JOSEPH S. ABOYOUN, ESQ.
                                     Aboyoun & Heller, L.L.C.
                                     695 Route 46 West, Suite 401
                                     Fairfield, New Jersey 07004

                  If to PURCHASER:   HARRIS SISKIND, ESQ.
                                     Kirkpatrick & Lockhart Nicholson Graham LLP
                                     201 South Biscayne Blvd., Suite 2000
                                     Miami, Florida 33131

         18. RELATED AGREEMENTS. As an express and prime inducement for the parties to enter into the within Agreement, separate agreements shall be entered into (i) by and between PURCHASER and STATELINE for the sale of that certain dealership business ("Asset Sale Agreement"), and (ii) by and among PURCHASER, CHRIS PREZIOSI AND ALBERT PREZIOSI, JR., and MEMORIAL PARKWAY ASSOCIATES, L.L.C.

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("MPA") for the transfer sale and conveyance of all right, title and interest in an to all of the membership units in MPA with respect to premises situate at 640 Memorial Parkway, Phillipsburg, New Jersey (Lot 6, Block 1004) utilized by SELLER for the operation of the dealership business ("Memorial Agreement"), all executed concurrently herewith (the Asset Sale Agreement and the Memorial Agreement shall collectively be referred to as the "Related Agreements"). In the absence of the execution of the Related Agreements and their continuing effect, this Agreement shall be deemed null, void and of no further effect, it being understood and agreed that the closing of title hereunder is contingent upon closing of title under the Related Agreements. In furtherance of the foregoing, it is expressly understood and agreed that the termination of this Agreement in accordance with its terms shall entitle either of the contracting parties under the Related Agreements to terminate all of the Agreements. In addition, closing of title under all of the Agreements shall occur simultaneously.

         19. MISCELLANEOUS PROVISIONS.

                  (a) This Agreement shall be construed in accordance with the laws of the State of New Jersey.

                  (b) This Agreement, the Related Agreements, and all related documents executed concurrently herewith represent the complete understandings between the parties and supersede all previous negotiations or representations as to all matters whether described in said Agreements or not. This Agreement, the Related Agreements, and all related documents executed concurrently herewith may be amended only by written instrument signed by both parties and making express reference to the respective document to be amended.

                  (c) No requirement, obligation, remedy or provision of this Agreement shall be deemed to have been waived, unless so waived expressly in writing. The waiver of any such provision in one or more instances shall not be considered a waiver of the right to enforce such provision thereafter.

                  (d)  All  of  the  terms,   covenants  and  conditions  herein
contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto and their successors and assigns respectively.

                  (e)  This   Agreement   may  be  executed  in  more  than  one
counterpart, each copy of which shall serve as an original for all purposes, but all copies shall constitute but one and the same Agreement.

                  (f) The "headings" contained in this Agreement are for the purposes of expediency and are not intended to otherwise bind the parties or interpret the content of the paragraph language they precede.

                  (g) As used herein, the masculine shall include the feminine; the singular shall include the plural; the neuter shall include the masculine and feminine; and vice versa.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and to be deemed effective and binding as of the Agreement date first stated above.

ATTEST:                                     SELLER:

                                            STATELINE REALTY, L.L.C.


/s/ ALBERT PREZIOSI, JR.                    By: /s/ CHRIS PREZIOSI
------------------------------                  --------------------------------
ALBERT PREZIOSI, JR.                            CHRIS PREZIOSI
Secretary                                       Operating Manager

ATTEST:                                     PURCHASER:

                                            ELITE FLIGHT SOLUTIONS, INC.


                                            By: /s/ BRUCE EDWARDS
------------------------------                  --------------------------------
                                                BRUCE EDWARDS, President

                                   EXHIBIT "A"

                             DESCRIPTION OF PREMISES